Exhibit 99.1
Richard K. Davis Chairman, President and CEO December 8, 2010 Goldman Sachs U.S. Financial Services Conference 2010

2 Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

U.S. Bancorp Overview Regional Consumer & Business Banking & Wealth Management International Payments National Wholesale Banking & Trust Services

U.S. Bancorp Overview International Payments Regional Consumer & Business Banking & Wealth Management National Wholesale Banking & Trust Services 3Q10 Dimensions Asset Size $291 billion Deposits $187 billion Loans $195 billion Customers 17.2 million NYSE Traded USB Market Capitalization* $47 billion Founded 1863 Bank Branches 3,013 ATMs 5,323 * As of December 3, 2010

U.S. Bancorp Overview Consumer Wholesale PCTAM Payments Revenue 44 20 9 27 Consumer 44% WM&SS 9% Wholesale 20% Payments 27% Payment Services Retail Payment Solutions Corporate Payment Systems Global Merchant Acquiring Wealth Management & Securities Services Wealth Management Corporate Trust FAF Advisors Fund Services Institutional Trust & Custody Consumer & Small Business Banking Metropolitan Banking Community Banking Consumer Lending Mortgage Banking Small Business Banking Wholesale Banking & Commercial Real Estate Corporate Banking Commercial Banking Commercial Real Estate 3Q10 YTD Revenue Mix By Business Line

Building on our Strengths... Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Strong Defense (2001 - 2006)

Continuing to Invest... Flight-to-Quality Expense Driven Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Investing for Growth (2007 - 2010) Strong Defense (2001 - 2006)

Achieving results...Growth 2007 Ending Loans $154 billion Commercial Commercial Real Estate Res Mtg and Home Equity Credit Card Other Retail Covered 2007 Commercial 51074 Commercial Real Estate 29207 Residential Mortgage and Home Equity 39223 Credit Card 10956 Other Retail 23367 Covered 0 33% 19% 26% 7% 15% 3Q10 Ending Loans $195 billion 2010 Commercial 24 Commercial Real Estate 18 Residential Mortgage and Home Equity 25 Credit Card 8 Other Retail 15 Covered 10 24% 18% 25% 8% 10% 15% 2007 Ending Deposits $131 billion Noninterest-bearing Savings Time 2007 Noninterest Bearing 33334 Savings 58298 Time 39813 25% 45% 30% 3Q10 2007 Employees 62238 54243 Number of Employees Pre-provision Income 3Q10 YTD $6.6 billion 2010 Consumer 36 Wholesale 25 Wealth Management 5 Payments 34 25% 36% 5% 34% Pre-provision Income 3Q07 YTD $5.6 billion 2007 Consumer 40 Wholesale 22 Wealth Management 13 Payments 25 22% 40% 13% 25% Consumer Wholesale WM&SS Payments Peer median, peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Loan growth adjusted for credit card securitizations (BAC & JPM) USB +43% Peers +21% USB +15% Peers +7% Peers -4% USB +27% Peers +3% USB +21% 3Q10 Ending Deposits $187 billion 2010 Noninterest Bearning 22 Savings 55 Time 23 55% 23% 22%

Achieving results...Performance Maintained leading profitability throughout the cycle USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0103 0.0096 0.0086 0.0075 0.0056 0.0015 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROCE 0.114 0.094 0.087 0.071 0.063 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ER 0.487 0.537 0.557 0.574 0.576 0.581 0.592 0.689 0.702 0.736 Return on Average Assets Since 1/1/08 Return on Average Common Equity Since 1/1/08 Efficiency Ratio Since 1/1/08 Source: SNL, 1Q08 through 3Q10 annualized Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC

Achieving results...Credit Quality Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC NPA Ratio equals nonperforming assets as a % of the sum of gross loans and foreclosed assets USB NPA ratio excludes Covered Assets (subject to loss sharing agreements with FDIC) 2007 2008 2009 1Q10 2Q10 3Q10 Charge-off Ratio 0.0054 0.011 0.0208 0.0239 0.0234 0.0205 NPA Ratio 0.0045 0.0114 0.0225 0.0234 0.0217 0.0202 USB Peer Banks USB 0.0205 0 Low 0 0.0161 Median 0 0.0116 High 0 0.0218 USB Peer Banks USB 0.0202 0 Low 0 0.0256 Median 0 0.0136 High 0 0.0106 NCO Ratio 3Q10 NPA Ratio 3Q10 2.05% 1.61% 2.77% 4.95% High Median Low 4.98% 3.92% 2.56% 2.02% High Median Low Net Charge-off Ratio NPA Ratio

Positioned to Win Flight-to-Quality Expense Driven Organic Market Share Gain Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Conservative Credit Culture Efficient Operating Model Strong Capital Generation Fortress Balance Sheet Diversification of Risk Low Revenue Volatility Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Enterprise Revenue Office National Corporate Banking National Mortgage Banking Deposit Pricing Parity Brand Development Selective M&A / JVs Relevant Scale Customer Experience Leveraging Technology Employee Engagement Investing for Growth (2007 - 2010) Strong Defense (2001 - 2006) Positioned to Win (2011 ?)

Long-term Goals Reducing credit and earnings volatility Providing high-quality customer experience Investing for future growth Realizing 8-10% normalized long-term EPS growth Total Revenue 7-8% Noninterest expense 4-5% Provision for credit losses 6-8% Net income 8-9% EPS 8-10% Normalized ROE 17-19% Targeting return of the majority of earnings to shareholders

Long-term Growth Drivers Return on recent and on-going investments in technology, corporate banking, wealth management, corporate trust, payments and M&A Positive leverage to economic recovery, particularly payments and trust Market share gains, including growth in loans and deposits as "flight to quality" continues Efficiency ratio in the low 50s Credit costs normalize at 100 bps of average loans Unknown regulatory impact = negative bias Normalized capital management = positive bias Superior execution

Positioned to Win USB is well-positioned to produce industry-leading performance with... a strong foundation, including excellent credit and risk management, a diversified business mix and prudent capital management a proven track record initiatives to build relevant, profitable scale in each of our business lines investments in new technology to increase revenue, improve efficiency and enhance service strategies to provide the highest quality customer experience and maintain a highly engaged employee base ....creating superior shareholder value

Richard K. Davis Chairman, President and CEO December 8, 2010 Goldman Sachs U.S. Financial Services Conference 2010